Exhibit 99.1

Nasdaq: ALBT www.avalon - globocare.com June 2023 Corporate Presentation

Certain statements contained in this presentation may constitute “forward - looking statements”, which provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact . Actual results may differ materially from those indicated by such forward - looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission located at their website ( http : //www . sec . gov ) . In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes . The forward - looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change . However, while the Company may elect to update these forward - looking statements at some point in the future, the Company specifically disclaims any obligation to do so . These forward - looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation . 2 Forward - Looking Statements 2 Certain statements contained in this presentation may constitute “forward - looking statements”, which provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact . Actual results may differ materially from those indicated by such forward - looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission located at their website ( http : //www . sec . gov ) . In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes . The forward - looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change . However, while the Company may elect to update these forward - looking statements at some point in the future, the Company specifically disclaims any obligation to do so . These forward - looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation . Forward - Looking Statements

Corporate Overview and Highlights

Mission: Avalon GloboCare Corp. (Nasdaq: ALBT) is a commercial stage company dedicated to developing and delivering innovative, transformative, precision diagnostics and clinical laboratory services.

History: Founded in 2016; successfully uplisted to Nasdaq in December 2018; Acquired Laboratory Services LLC in October 2022; Headquarters in Freehold, New Jersey; approx. 60 FTEs (including subsidiaries)

Core Technology Platforms:

- **Precision diagnostics / clinical laboratory services**
- **KetoAir™ breathalyzer device nanosensor technology**
- **QTY protein design platform joint intellectual property with Massachusetts Institute of Technology (MIT)**



AVALON GLOBOCARE CORP.

Nasdaq: ALBT 3

Management Team & Advisory Board with Proven Ability to Deliver

Senior Management Team

David Jin, M.D., Ph.D.
CEO, President, Co-founder, BoD
U.S. Licensed Physician; Former Medical Resident, Fellow and Faculty Member at Weill Cornell Medicine and New York-Presbyterian Hospital; Senior Clinician-Scientist at Ansary Stem Cell Institute; Former CMO of BioTime Inc. and OncoCyte Corporation

Luisa Ingargiola, MHA
CFO, Former CFO and BoD of several U.S. Public companies

Meng Li
COO, Former WPP's Group Company Executive

Scientific & Clinical Advisory Board

Robert S. Langer, Sc.D. -- *Massachusetts Institute of Technology; David H. Koch Institute Professor*

Yen-Michael Hsu, M.D., Ph.D. -- *University of Pittsburgh Medical Center, Chief of Cellular Therapy*

Dongfang Liu, Ph.D. -- *Rutgers New Jersey Medical School; Director of Immunoassay Program*

Hongxing Liu, M.D., M.S. -- *Lu Daopei Hematology Institute, Executive President*

Uwe B. Sletyr, Ph.D. -- *Professor Emeritus, University of Natural Resources and Life Sciences, Full Member, Austrian Academy of Sciences*

AVALON GLOBOCARE CORP.
Nasdaq: ALBT 4

5 Nasdaq: ALBT Board of Directors Steven Sanders, J.D. Director, Co - Chair of Compensation Committee Founder of Ortoli Rosenstadt Law Firm, NYC William Stilley Director, Chairman of Audit Committee CEO of Purnovate , an Adial company (NASDAQ: ADIL) Lourdes Felix Director, Chief Executive Officer, Chief Financial Officer and Director of BioCorRx Inc. Daniel Lu Chairman of the Board; Serial Entrepreneur Congressman Billy Tauzin Director; Former U.S. Congressman; Former President of PhRMA David Jin, M.D., Ph.D. Director, Co - founder, CEO, President (Avalon GloboCare) Tevi Troy, Ph.D. Director; Chairman of Nomination/Governance Committees Former Deputy Secretary of U.S. Human Health Services

6 Nasdaq: ALBT • Well - established and sustainable reference lab testing infrastructure and client networks; over 600,000 tests completed since inception • Highly profitable “out - of - network” services (about 90%) combined with high volume “in - network” option for customers • Strong opportunity to aggregate (“roll - up”) small to mid - size clinical laboratories Avalon Owns 40% Membership Interest in Laboratory Services MSO Testing & Services • Laboratory Services has a state - of - the - art testing facility in Costa Mesa, CA Overview of Laboratory Services MSO

7 Nasdaq: ALBT Lab o ratory Services MSO Acquistion Genetic Testing Lab Services • Accelerate precision diagnostics related to better, safer future development of genetic based testing • Large - scale lab testing related to immune system functionality, pharmacogenomics, toxicology monitoring and immune wellness maintenance • Accretive to earnings: achieved audited revenue in excess of $14 million income and $6 million of net income in 2022 • 40% profit sharing arrangement with Laboratory Services MSO is expected to result in significant future cash flow to Avalon

8 Nasdaq: ALBT Laboratory Services MSO: State - of - the - Art Testing Facility in Costa Mesa, CA

9 Nasdaq: ALBT Competitive Landscape • The clinical laboratory services market in the United States is anticipated to grow at a CAGR of 4.2% during the forecast period of 2023 - 2030, reaching a valuation of US$ 125.6 Billion by 2030 • The competitive landscape of the US clinical laboratory services market is fragmented • US clinical laboratory services m arket: a crowded space with the top 15 players holding a 25% market share Market Concentration Consolidated - Market dominated by 1 - 5 major players Clinical Laboratory Services Market Fragmented - Highly competitive market without dominant players

10 Nasdaq: ALBT Lab o ratory Services 2022 Financial Highlights • Revenue $ 14 . 7 million • Gross profit $ 8 . 1 million • Total operating expense $ 2 . 4 million • Net income $ 6 . 3 million

11 Nasdaq: ALBT Laboratory Services MSO - Market Position and Key Differentiators • Unparalleled customer service • Broad test menu from general bloodwork to anatomic pathology, urine toxicology, and more • Fast turn - around time • Highly profitable “ Out - of - Network” services combined with high volume “ In - Network” option for customers • Capture over 10% behavioral/drug testing market in the state of CA • Client - friendly proprietary durable medical equipment (DME) sets LS Combines a Robust Lab Platform with Flexible, Catered Service Capabilities

Volatile Organic Compound (VOC) based Nanosensors Technology

Commercialization

Single VOC

KetoAir™



U.S. FDA Registration#
862.1820

- Detect and quantify acetone level in breath (home-use breathalyzer)
- Monitor ketosis state
- For optimization of ketogenic diet
- Bundled with "AI Nutritionist" App

Avalon as exclusive distributor in North America, South America, EU and UK

Strategic Co-development

Multiple VOCs

"Breathprint" POCT



- AI-based computational algorithm
- "Breathprint" VOC bomarkers and database
- Single-use sensor cartridge for different disease detection
- Point-of-care portable device

Prototype for early detection of lung cancer

AVALON GLOBOCARE CORP.

Nasdaq: ALBT 12

13 Nasdaq: ALBT Summary Intellectual Property Laboratory Services and Precision Dx Nanosensor Technology Avalon has Embarked on Lab Rollup Strategy Jointly Filed Patents (including USPTO, PCT) • Toxicology testing and monitoring • Development and commercialization of testing kits and systems • Opportunities of technology transfer and licensing in the areas of laboratory medicine and genetic testing • Detect and quantify acetone level in breath (home - use breathalyzer) • Monitor ketosis state • For optimization of ketogenic diet • Bundled with “AI Nutritionist” App Exclusive Distributor in N. America, South America, EU and UK • Broad and deep IP assets and portfolio, with patent coverage across a number of key enabling technologies in CellTech and laboratory medicine

14 Nasdaq: ALBT Capitalization Common Shares Outstanding Stock Price Insider Ownership Market Cap Base of Operation Freehold, NJ $1.87 19.1 M 56.8% 10.2 M 1 1 1 .Based on Nasdaq closing price on June 2, 2023

Nasdaq: ALBT www.avalon - globocare.com Contact: Corporate Address: Avalon Executive Center 4400 Route 9 South, Suite 3100 Freehold, New Jersey 07728, USA Phone: +1 – 732 - 780 - 4400 Fax: +1 – 732 - 780 - 5600 Website: www.avalon - globocare.com IR Email: albt@crescendo - ir.com Thank You